Exécution Copy

Exhibit 10.3

MOBIV PTE. LTD.

38 North Canal Road

Singapore 059294

                                                                                                                                                        August 3, 2022

Mobiv Acquisition Corp

850 Library Avenue, Suite 204

Newark, CT 19711

Re: Form of Placement Unit Purchase Agreement

Ladies and Gentlemen:

Mobiv Acquisition Corp (the “Company”), a blank check company formed in the State of Delaware for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”), pursuant to a registration statement on Form S-1 (“Registration Statement”). The undersigned hereby commits that it will purchase 491,100 placement units if the over-allotment option is not exercised, at a price of $10.00 per unit (the “Private Unit Purchase Price”), for an aggregate purchase price of $4,911,000 (or up to 543,300 placement units for an aggregate purchase price of up to $5,433,000 if the over-allotment option is exercised in full by EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), at a price of $10.00 (the “Over-Allotment Purchase Price”) per unit (collectively, the “Private Units”), each Private Unit consisting of one share of Class A common stock of the Company, par value $0.000001 per share (the “Class A Common Stock”), and one warrant (the “Warrants”), with each whole warrant entitling its holder to purchase one (1) share of Class A Common Stock, for a purchase price of $11.50. Only whole Warrants may be exercised.

At least twenty-four (24) hours prior to the effective date of the Registration Statement, the undersigned will cause the Private Unit Purchase Price to be delivered to Continental Stock Transfer & Trust Company (“Trustee”), by wire transfer, as set forth in the instructions attached as Exhibit A, to hold in a non-interest bearing account until the Company consummates the IPO.

The consummation of the purchase and issuance of the Private Units shall occur simultaneously with the consummation of the IPO and the consummation of the purchase and issuance of the Over-Allotment Units shall occur simultaneously with the closing of any exercise of the over-allotment option related to the IPO. Simultaneously with the consummation of the IPO, Trustee shall deposit the Private Unit Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. If the Company does not complete the IPO within ten (10) days from the date of this letter, the Private Unit Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company, and the undersigned acknowledges and agrees that Trustee is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units and Trustee’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Private Unit Purchase Price as described above. Trustee shall not be liable to the Company, EF Hutton or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Trustee has acted in a manner constituting gross negligence or willful misconduct. The Company and the undersigned shall indemnify Trustee against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Trustee may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units and Over-Allotment Units will be identical to the units to be sold by the Company in the IPO. Additionally, the undersigned agrees:

•	to vote the shares of Class A Common Stock included in the Private Units and Over-Allotment Units in favor of any proposed Business Combination;

•

not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s shares of Class A Common Stock sold in the IPO if the Company does not complete an initial Business Combination within 9 months from the closing of the IPO (or up to a total of 18 months from the closing of the IPO if the Company extends the period of time to consummate an initial Business Combination, as described in more detail in the prospectus included in the Registration Statement), unless the Company provides the holders of shares of Class A Common Stock sold in the IPO with the opportunity to redeem their shares of Class A Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount of the Trust Fund, including interest earned on Trust Fund and not previously released to the Company to pay the Company’s franchise and income taxes, divided by the number of then outstanding shares of Class A Common Stock sold in the IPO;

•

not to convert any shares of Class A Common Stock included in the Private Units and Over-Allotment Units into the right to receive cash from the Trust Fund in connection with a shareholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s Amended and Restated Certificate of Incorporation, and not to tender the Private Units and Over-Allotment Units in connection with a tender offer conducted prior to the closing of a Business Combination;

•

the undersigned will not participate in any liquidation distribution with respect to the Private Units and Over-Allotment Units (but will participate in liquidation distributions with respect to any units or shares of Class A Common Stock purchased by the undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination;

•

that the Private Units, Over-Allotment Units and underlying securities will not be transferable until after the consummation of a Business Combination except (i) to the Company’s pre-IPO shareholders, or to the Company’s officers, directors, advisors and employees, (ii) transfers to the undersigned’s affiliates or its members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (vii) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vii) where the transferee agrees to the terms of the transfer restrictions; and

•

the Private Units and Over-Allotment Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement

The undersigned acknowledges and agrees that the purchaser of the Private Units and Over-Allotment Units will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to an insider letter. The undersigned hereby represents and warrants that:

•	to vote the shares of Class A Common Stock included in the Private Units and Over-Allotment Units in favor of any proposed Business Combination;

•

not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s shares of Class A Common Stock sold in the IPO if the Company does not complete an initial Business Combination within 9 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate an initial Business Combination, as described in more detail in the prospectus included in the Registration Statement), unless the Company provides the holders of shares of Class A Common Stock sold in the IPO with the opportunity to redeem their shares of Class A Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount of the Trust Fund, including interest earned on Trust Fund and not previously released to the Company to pay the Company’s franchise and income taxes, divided by the number of then outstanding shares of Class A Common Stock sold in the IPO;

•

not to convert any shares of Class A Common Stock included in the Private Units and Over-Allotment Units into the right to receive cash from the Trust Fund in connection with a shareholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s Amended and Restated Certificate of Incorporation, and not to tender the Private Units and Over-Allotment Units in connection with a tender offer conducted prior to the closing of a Business Combination;

•

the undersigned will not participate in any liquidation distribution with respect to the Private Units and Over-Allotment Units (but will participate in liquidation distributions with respect to any units or shares of Class A Common Stock purchased by the undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination;

•

that the Private Units, Over-Allotment Units and underlying securities will not be transferable until after the consummation of a Business Combination except (i) to the Company’s pre-IPO shareholders, or to the Company’s officers, directors, advisors and employees, (ii) transfers to the undersigned’s affiliates or its members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (vii) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vii) where the transferee agrees to the terms of the transfer restrictions; and

•

the Private Units and Over-Allotment Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement

The undersigned acknowledges and agrees that the purchaser of the Private Units and Over-Allotment Units will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to an insider letter. The undersigned hereby represents and warrants that:

a.	it has been advised that the Private Units and Over-Allotment Units have not been registered under the Securities Act;

b.	it will be acquiring the Private Units and Over-Allotment Units for its account for investment purposes only and not with a view to the distribution or resale of such units;

c.	it has no present intention of selling or otherwise disposing of the Private Units and Over-Allotment Units in violation of the securities laws of the United States;

d.	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act;

e.

it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

f.	it is familiar with the proposed business, management, financial condition and affairs of the Company;

g.	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter;

h.	it has he financial ability to bear the economic risk of its investment in the Private Units and the Over-Allotment Units and is able to bear a total loss of its investment in such units;

i.	it understands that the Private Units and Over-Allotment units are not readily marketable;

j.

it has no need for liquidity with respect to its investment in the Private units and the Over-Allotment Units and no need to dispose of any portion thereof to satisfy any existing or contemplated undertaking or indebtedness;

k.

it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of its investment in the Private Units and the Over-Allotment Units; and

l.	this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

This letter agreement constitutes the entire agreement between the undersigned and the Company with respect to the purchase of the Private Units and Over-Allotment Units, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the same.

Very truly yours,

MOBIV PTE. LTD.

By:	/s/ Peter Bilitsch
Name: Peter Bilitsch
Title Founder and Director

Accepted and Agreed:

MOBIV ACQUISITION CORP

By:	/s/ Peter Bilitsch
Name: Peter Bilitsch
Title: Chief Executive Officer

Exhibit A

MOBIV ACQUISITION CORP

Wire Instructions